Vanguard® Emerging Markets Bond Fund
Schedule of Investments (unaudited)
As of December 31, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (5.4%)
[1]	United States Treasury Note/Bond	5.000%	8/31/25	95,000	95,891
	United States Treasury Note/Bond	4.625%	9/30/28	4,500	4,648
[1,2]	United States Treasury Note/Bond	1.375%	10/31/28	16,000	14,247
[1,2,3]	United States Treasury Note/Bond	3.875%	8/15/33	17,505	17,510
[1]	United States Treasury Note/Bond	3.125%	2/15/43	19,521	16,730
[2,3]	United States Treasury Note/Bond	3.000%	8/15/52	11,695	9,605
Total U.S. Government and Agency Obligations (Cost $156,960)					158,631
Corporate Bonds (19.0%)
Azerbaijan (0.8%)
[4]	Southern Gas Corridor CJSC	6.875%	3/24/26	23,215	23,639
Brazil (1.4%)
	Braskem Netherlands Finance BV	4.500%	1/31/30	2,120	1,643
	Braskem Netherlands Finance BV	5.875%	1/31/50	7,000	4,891
	Globo Comunicacao e Participacoes SA	5.500%	1/14/32	8,480	7,261
	Nexa Resources SA	5.375%	5/4/27	5,125	4,971
	Petrobras Global Finance BV	8.750%	5/23/26	866	931
	Petrobras Global Finance BV	5.093%	1/15/30	2,000	1,948
	Sitios Latinoamerica SAB de CV	5.375%	4/4/32	5,173	4,814
	Vale Overseas Ltd.	6.125%	6/12/33	12,840	13,303
					39,762
Chile (3.8%)
[5,6]	Chile Electricity Lux MPC Sarl	6.010%	1/20/33	3,807	3,915
[5]	Corp. Nacional del Cobre de Chile	5.950%	1/8/34	44,100	44,652
	Empresa Nacional del Petroleo	3.750%	8/5/26	19,716	18,758
	Empresa Nacional del Petroleo	5.250%	11/6/29	15,289	14,770
[5]	Inversiones CMPC SA	6.125%	6/23/33	12,175	12,630
[5]	Sociedad Quimica y Minera de Chile SA	6.500%	11/7/33	14,630	15,504
					110,229
Colombia (1.4%)
	Ecopetrol SA	8.625%	1/19/29	29,926	31,962
[5]	Grupo Energia Bogota SA ESP	7.850%	11/9/33	9,000	9,781
					41,743
Guatemala (0.3%)
	Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL	5.250%	4/27/29	9,585	9,035
Indonesia (1.1%)
	Freeport Indonesia PT	4.763%	4/14/27	6,800	6,709
	Indonesia Asahan Aluminium PT / Mineral Industri Indonesia Persero PT	4.750%	5/15/25	3,270	3,232
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	5.450%	5/21/28	14,929	15,205

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	3,000	2,838
[7]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	1.875%	11/5/31	4,400	3,928
					31,912
Israel (0.4%)
	Teva Pharmaceutical Finance Netherlands III BV	7.875%	9/15/29	5,050	5,441
	Teva Pharmaceutical Finance Netherlands III BV	8.125%	9/15/31	4,940	5,395
					10,836
Kazakhstan (0.6%)
	KazMunayGas National Co. JSC	5.750%	4/19/47	1,840	1,620
	KazMunayGas National Co. JSC	6.375%	10/24/48	13,500	12,766
	QazaqGaz NC JSC	4.375%	9/26/27	2,999	2,882
					17,268
Luxembourg (0.4%)
[5]	CSN Resources SA	8.875%	12/5/30	10,830	11,256
Malaysia (1.9%)
	Petronas Capital Ltd.	3.500%	4/21/30	59,524	55,784
Mexico (3.6%)
[5]	BBVA Bancomer SA	8.450%	6/29/38	14,550	15,431
	CIBANCO SA Institucion de Banca Multiple Trust	4.375%	7/22/31	8,565	6,500
[8]	Comision Federal de Electricidad	5.000%	9/29/36	5,436	4,720
	Petroleos Mexicanos	4.500%	1/23/26	11,270	10,543
	Petroleos Mexicanos	6.500%	6/2/41	3,605	2,453
	Petroleos Mexicanos	5.625%	1/23/46	1	1
	Petroleos Mexicanos	6.750%	9/21/47	45,896	30,190
	Petroleos Mexicanos	7.690%	1/23/50	16,953	12,076
	Petroleos Mexicanos	6.950%	1/28/60	35,739	23,557
					105,471
Morocco (0.4%)
	OCP SA	3.750%	6/23/31	13,948	12,033
Netherlands (0.3%)
[5]	Braskem Netherlands Finance BV	8.500%	1/12/31	10,230	9,428
Peru (0.7%)
	Minsur SA	4.500%	10/28/31	2,259	1,989
	Petroleos del Peru SA	5.625%	6/19/47	30,678	18,905
					20,894
South Africa (0.7%)
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	19,247	19,258
	Eskom Holdings SOC Ltd.	8.450%	8/10/28	1,000	1,016
					20,274
United Arab Emirates (0.8%)
	Galaxy Pipeline Assets Bidco Ltd.	2.625%	3/31/36	20,010	16,614
	MDGH GMTN RSC Ltd.	3.000%	3/28/27	7,100	6,741
[5]	MDGH GMTN RSC Ltd.	5.875%	5/1/34	610	666
					24,021
United Kingdom (0.3%)
[5]	WE Soda Investments Holding plc	9.500%	10/6/28	7,310	7,574
United States (0.1%)
[5]	JBS USA LUX SA / JBS USA Food Co. / JBS Luxembourg SARL	7.250%	11/15/53	2,890	3,148
Venezuela (0.0%)
[8,9]	Petroleos de Venezuela SA	6.000%	11/15/26	2,850	324

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Petroleos de Venezuela SA	5.375%	4/12/27	462	50
					374
Total Corporate Bonds (Cost $577,710)					554,681
Sovereign Bonds (69.3%)
Angola (1.5%)
	Republic of Angola	8.250%	5/9/28	17,490	16,178
	Republic of Angola	8.750%	4/14/32	23,720	20,921
	Republic of Angola	9.375%	5/8/48	4,229	3,528
	Republic of Angola	9.125%	11/26/49	4,522	3,697
					44,324
Argentina (1.3%)
	Republic of Argentina	1.000%	7/9/29	926	369
[10]	Republic of Argentina, 1.750% coupon rate effective 7/9/27	0.750%	7/9/30	15,473	6,194
[10]	Republic of Argentina, 4.125% coupon rate effective 7/9/24	3.625%	7/9/35	23,726	8,061
[10]	Republic of Argentina, 4.875% coupon rate effective 7/9/29	3.500%	7/9/41	13,730	4,671
[10]	Republic of Argentina, 5.000% coupon rate effective 7/9/24	4.250%	1/9/38	46,545	18,401
					37,696
Azerbaijan (0.2%)
	Republic of Azerbaijan	4.750%	3/18/24	1,516	1,509
[8]	Republic of Azerbaijan	3.500%	9/1/32	6,335	5,518
					7,027
Bahrain (0.2%)
	Kingdom of Bahrain	6.250%	1/25/51	5,769	4,790
Bermuda (0.5%)
	Government of Bermuda	2.375%	8/20/30	4,801	4,128
	Government of Bermuda	5.000%	7/15/32	10,402	10,298
					14,426
Brazil (1.8%)
	Federative Republic of Brazil	3.875%	6/12/30	13,005	11,897
	Federative Republic of Brazil	6.250%	3/18/31	34,500	35,801
	Federative Republic of Brazil	4.750%	1/14/50	5,000	3,840
					51,538
Bulgaria (0.3%)
[7]	Republic of Bulgaria	4.375%	5/13/31	8,750	10,129
Cameroon (0.2%)
[7]	Republic of Cameroon	5.950%	7/7/32	6,192	5,023
Chile (0.4%)
	Republic of Chile	2.750%	1/31/27	10,950	10,327
Colombia (2.3%)
[11]	Colombian TES	6.000%	4/28/28	171,891,800	39,125
	Republic of Colombia	8.000%	4/20/33	2,400	2,622
	Republic of Colombia	8.750%	11/14/53	22,315	25,686
					67,433
Costa Rica (1.5%)
[5,8]	Republic of Costa Rica	7.300%	11/13/54	41,685	45,230
Dominican Republic (3.1%)
	Dominican Republic	5.500%	1/27/25	1,576	1,570
	Dominican Republic	6.875%	1/29/26	18,890	19,283
	Dominican Republic	6.000%	7/19/28	35,076	35,170

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Dominican Republic	5.500%	2/22/29	29,045	28,475
	Dominican Republic	4.875%	9/23/32	7,000	6,390
					90,888
Ecuador (1.5%)
[8]	Republic of Ecuador	0.000%	7/31/30	3,670	1,057
[10]	Republic of Ecuador, 5.500% coupon rate effective 7/31/24	3.500%	7/31/35	69,887	25,160
[10]	Republic of Ecuador, 6.900% coupon rate effective 7/31/24	6.000%	7/31/30	41,205	19,226
					45,443
Egypt (3.0%)
	Arab Republic of Egypt	7.625%	5/29/32	1,600	1,115
	Arab Republic of Egypt	8.500%	1/31/47	28,549	17,872
	Arab Republic of Egypt	7.903%	2/21/48	32,091	19,282
	Arab Republic of Egypt	8.700%	3/1/49	20,457	12,877
	Arab Republic of Egypt	8.875%	5/29/50	20,603	13,181
	Arab Republic of Egypt	8.750%	9/30/51	18,198	11,540
	Arab Republic of Egypt	8.150%	11/20/59	16,204	9,987
	Arab Republic of Egypt	7.500%	2/16/61	2,300	1,351
					87,205
El Salvador (0.7%)
	Republic of El Salvador	8.625%	2/28/29	14,836	13,306
	Republic of El Salvador	7.125%	1/20/50	8,990	6,399
	Republic of El Salvador	9.500%	7/15/52	855	714
					20,419
Ethiopia (0.2%)
[9]	Federal Republic of Ethiopia	6.625%	12/11/24	10,771	7,323
Gabon (0.5%)
	Republic of Gabon	6.950%	6/16/25	5,256	5,031
[8]	Republic of Gabon	6.625%	2/6/31	7,000	5,860
	Republic of Gabon	7.000%	11/24/31	4,678	3,927
					14,818
Georgia (0.2%)
	Republic of Georgia	2.750%	4/22/26	5,000	4,693
Ghana (0.8%)
[8,9]	Republic of Ghana	8.950%	3/26/51	28,236	12,141
[8,9]	Republic of Ghana	8.750%	3/11/61	28,934	12,442
					24,583
Guatemala (1.9%)
	Republic of Guatemala	4.875%	2/13/28	7,930	7,734
	Republic of Guatemala	5.250%	8/10/29	6,029	5,916
[8]	Republic of Guatemala	4.900%	6/1/30	8,200	7,911
[5]	Republic of Guatemala	7.050%	10/4/32	25,000	26,571
	Republic of Guatemala	6.600%	6/13/36	7,880	8,100
					56,232
Honduras (0.4%)
[8]	Republic of Honduras	7.500%	3/15/24	4,036	4,033
	Republic of Honduras	5.625%	6/24/30	10,273	9,185
					13,218
Hungary (1.1%)
[7]	Republic of Hungary	5.000%	2/22/27	16,650	19,142
[7]	Republic of Hungary	5.375%	9/12/33	11,000	12,961
					32,103

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Indonesia (3.2%)
[12]	Indonesia Treasury Bond	7.000%	2/15/33	960,119,000	64,429
	Republic of Indonesia	4.150%	9/20/27	20,238	19,933
[12]	Republic of Indonesia	7.000%	2/15/33	140,000,000	9,395
					93,757
Israel (1.8%)
[7]	State of Israel	1.500%	1/16/29	35,000	34,232
	State of Israel	4.500%	1/17/33	19,870	18,882
					53,114
Ivory Coast (0.9%)
[7,8]	Ivory Coast	4.875%	1/30/32	3,980	3,698
	Ivory Coast	5.750%	12/31/32	10,256	9,709
[7,8]	Ivory Coast	6.875%	10/17/40	2,815	2,598
[7,8]	Ivory Coast	6.625%	3/22/48	10,599	9,318
					25,323
Jordan (0.6%)
	Kingdom of Jordan	7.500%	1/13/29	13,250	13,437
	Kingdom of Jordan	7.375%	10/10/47	5,130	4,567
					18,004
Kazakhstan (0.2%)
[13]	Development Bank of Kazakhstan JSC	10.950%	5/6/26	3,450,000	6,701
Kenya (0.8%)
	Republic of Kenya	6.875%	6/24/24	23,095	22,451
Lebanon (0.1%)
[9]	Lebanon Republic	8.250%	4/12/21	2,430	285
[9]	Lebanon Republic	6.100%	10/4/22	2,250	142
[9]	Lebanon Republic	6.650%	4/22/24	2,890	177
[9]	Lebanon Republic	7.000%	3/20/28	6,310	396
[9]	Lebanon Republic	6.650%	2/26/30	4,900	304
[9]	Lebanon Republic	7.150%	11/20/31	1,445	91
[9]	Lebanon Republic	8.200%	5/17/33	1,445	88
[9]	Lebanon Republic	8.250%	5/17/34	1,445	88
					1,571
Mexico (4.6%)
[14]	Mexican Bonos	8.500%	5/31/29	1,532,480	88,322
[14]	Mexican Bonos	7.750%	5/29/31	300,000	16,476
[14]	Mexican Bonos	8.000%	5/24/35	297,485	16,036
	United Mexican States	2.659%	5/24/31	17,459	14,760
					135,594
Morocco (1.6%)
	Kingdom of Morocco	5.950%	3/8/28	12,000	12,330
[7]	Kingdom of Morocco	2.000%	9/30/30	11,930	11,306
[7]	Kingdom of Morocco	1.500%	11/27/31	3,750	3,304
	Kingdom of Morocco	6.500%	9/8/33	7,420	7,845
	Kingdom of Morocco	4.000%	12/15/50	18,324	13,260
					48,045
Mozambique (0.2%)
	Republic of Mozambique	9.000%	9/15/31	6,850	5,840
Namibia (0.2%)
	Republic of Namibia	5.250%	10/29/25	4,902	4,851
Nigeria (2.5%)
	Republic of Nigeria	6.500%	11/28/27	7,790	7,137
	Republic of Nigeria	6.125%	9/28/28	10,164	9,030
	Republic of Nigeria	8.375%	3/24/29	12,408	11,954

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Republic of Nigeria	8.747%	1/21/31	9,980	9,534
	Republic of Nigeria	7.875%	2/16/32	10,532	9,479
	Republic of Nigeria	7.625%	11/28/47	11,000	8,783
	Republic of Nigeria	8.250%	9/28/51	19,597	16,127
					72,044
Oman (3.5%)
	Sultanate of Oman	4.750%	6/15/26	48,550	48,009
	Sultanate of Oman	6.750%	10/28/27	6,646	7,025
	Sultanate of Oman	5.625%	1/17/28	3,980	4,061
	Sultanate of Oman	6.500%	3/8/47	4,186	4,270
	Sultanate of Oman	6.750%	1/17/48	36,734	38,389
					101,754
Pakistan (0.6%)
	Islamic Republic of Pakistan	8.875%	4/8/51	27,746	16,821
Panama (2.3%)
[5]	Panama Bonos del Tesoro	6.375%	7/25/33	14,327	13,434
	Republic of Panama	3.750%	3/16/25	3,448	3,350
[8]	Republic of Panama	4.300%	4/29/53	23,978	16,053
[8]	Republic of Panama	3.870%	7/23/60	55,749	33,353
					66,190
Paraguay (1.5%)
	Republic of Paraguay	5.000%	4/15/26	17,161	17,024
	Republic of Paraguay	4.700%	3/27/27	4,890	4,824
[8]	Republic of Paraguay	4.950%	4/28/31	19,067	18,641
[8]	Republic of Paraguay	5.400%	3/30/50	5,270	4,694
					45,183
Peru (3.3%)
	Corp. Financiera de Desarrollo SA	4.750%	7/15/25	203	201
	Corp. Financiera de Desarrollo SA	2.400%	9/28/27	1,903	1,695
	Republic of Peru	2.783%	1/23/31	107,643	93,729
					95,625
Philippines (0.2%)
[7]	Republic of Philippines	1.750%	4/28/41	6,278	4,824
Poland (0.7%)
[7]	Republic of Poland	2.750%	5/25/32	1,000	1,065
[7]	Republic of Poland	3.875%	2/14/33	7,493	8,582
[7]	Republic of Poland	4.250%	2/14/43	7,200	8,321
	Republic of Poland	5.500%	4/4/53	2,159	2,247
					20,215
Romania (2.2%)
[7]	Romania	2.125%	3/7/28	4,600	4,598
[7]	Romania	6.625%	9/27/29	8,750	10,301
[7]	Romania	1.375%	12/2/29	14,403	13,059
[7]	Romania	1.750%	7/13/30	39,975	35,596
					63,554
Russia (0.1%)
[7,9]	Russian Federation	2.650%	5/27/36	11,900	3,617
Saudi Arabia (2.0%)
	Kingdom of Saudi Arabia	4.500%	10/26/46	10,782	9,564
	Kingdom of Saudi Arabia	3.250%	11/17/51	22,564	15,968
	Kingdom of Saudi Arabia	5.000%	1/18/53	36,058	33,917
					59,449
Senegal (0.9%)
[8]	Republic of Senegal	6.250%	5/23/33	9,282	8,303

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[7,8]	Republic of Senegal	5.375%	6/8/37	2,946	2,400
[8]	Republic of Senegal	6.750%	3/13/48	19,997	15,797
					26,500
Serbia (1.0%)
[7]	Republic of Serbia	3.125%	5/15/27	27,413	28,861
South Africa (4.0%)
	Republic of South Africa	4.850%	9/30/29	12,234	11,469
[15]	Republic of South Africa	8.875%	2/28/35	517,478	23,857
[15]	Republic of South Africa	8.500%	1/31/37	318,850	13,591
	Republic of South Africa	5.650%	9/27/47	6,502	5,182
	Republic of South Africa	5.750%	9/30/49	61,238	48,840
[15]	Republic of South Africa	11.625%	3/31/53	266,905	13,949
					116,888
Sri Lanka (0.7%)
[9]	Republic of Sri Lanka	6.125%	6/3/25	8,504	4,403
[9]	Republic of Sri Lanka	6.825%	7/18/26	12,679	6,466
[9]	Republic of Sri Lanka	6.750%	4/18/28	5,319	2,699
[9]	Republic of Sri Lanka	7.850%	3/14/29	14,755	7,474
[9]	Republic of Sri Lanka	7.550%	3/28/30	1,686	853
					21,895
Supranational (0.3%)
	Banque Ouest Africaine De Developpement	4.700%	10/22/31	8,800	7,510
Trinidad & Tobago (0.3%)
[5]	Republic of Trinidad & Tobago	5.950%	1/14/31	7,205	7,452
Tunisia (0.4%)
	Tunisian Republic	5.750%	1/30/25	13,250	10,887
Turkey (1.6%)
[16]	Republic of Turkey	26.200%	10/5/33	234,862	8,353
	Republic of Turkey	5.750%	5/11/47	48,558	38,039
					46,392
Ukraine (0.8%)
[9]	Ukraine	7.750%	9/1/25	11,800	3,491
[9]	Ukraine	7.750%	9/1/26	18,898	5,291
[9]	Ukraine	7.750%	9/1/27	22,715	6,247
[9]	Ukraine	7.750%	9/1/28	12,465	3,515
[9]	Ukraine	9.750%	11/1/30	2,160	623
[9]	Ukraine	6.876%	5/21/31	5,900	1,365
[9]	Ukraine	7.375%	9/25/34	4,700	1,116
[9]	Ukraine	7.253%	3/15/35	8,200	1,947
[8]	Ukreximbank Via Biz Finance plc	9.750%	1/22/25	38	35
					23,630
United Arab Emirates (0.3%)
	Finance Department Government of Sharjah	6.500%	11/23/32	8,280	8,695
Uruguay (0.2%)
	Oriental Republic of Uruguay	7.875%	1/15/33	4,355	5,316
Uzbekistan (1.7%)
	Republic of Uzbekistan	4.750%	2/20/24	24,199	24,121
[5]	Republic of Uzbekistan	7.850%	10/12/28	10,210	10,692
	Uzbekneftegaz JSC	4.750%	11/16/28	19,561	16,402
					51,215
Venezuela (0.0%)
[9]	Republic of Venezuela	11.750%	10/21/26	640	124

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[9]	Republic of Venezuela	7.000%	3/31/38	1,500	226
					350
Vietnam (0.4%)
	Socialist Republic of Vietnam	4.800%	11/19/24	12,500	12,345
Total Sovereign Bonds (Cost $2,111,195)					2,027,331
				Shares
Temporary Cash Investments (5.0%)
Money Market Fund (5.0%)
[17]	Vanguard Market Liquidity Fund (Cost $147,206)	5.435%		1,472,285	147,199
Total Investments (98.7%) (Cost $2,993,071)					2,887,842
Other Assets and Liabilities—Net (1.3%)					39,064
Net Assets (100.0%)					2,926,906
Cost is in $000.
1	Securities with a value of $6,980,000 have been segregated as collateral for open forward currency contracts and over-the-counter swap contracts.
2	Securities with a value of $16,687,000 have been segregated as initial margin for open futures contracts.
3	Securities with a value of $7,719,000 have been segregated as initial margin for open centrally cleared swap contracts.
4	Guaranteed by the Republic of Azerbaijan.
5	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the aggregate value was $237,364,000, representing 8.1% of net assets.
6	Guaranteed by the Republic of Chile.
7	Face amount denominated in euro.
8	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
9	Non-income-producing security—security in default.
10	Step bond.
11	Face amount denominated in Colombian peso.
12	Face amount denominated in Indonesian rupiah.
13	Face amount denominated in Kazakhstan tenge.
14	Face amount denominated in Mexican pesos.
15	Face amount denominated in South African rand.
16	Face amount denominated in Turkish lira.
17	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GMTN—Global Medium Term Note.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
5-Year U.S. Treasury Note	March 2024	6,948	755,758	16,321
10-Year U.S. Treasury Note	March 2024	1,606	181,302	4,797
Ultra 10-Year U.S. Treasury Note	March 2024	92	10,857	345
Ultra Long U.S. Treasury Bond	March 2024	14	1,870	138
				21,601
Short Futures Contracts
2-Year U.S. Treasury Note	March 2024	(2,267)	(466,807)	(1,655)
10-Year Japanese Government Bond	March 2024	(62)	(64,511)	(110)
Euro-Bobl	March 2024	(265)	(34,895)	(477)
Euro-Bund	March 2024	(218)	(33,024)	(717)
Euro-Buxl	March 2024	(26)	(4,068)	(282)
				(3,241)
				18,360

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
State Street Bank & Trust Co.	3/20/24	CHF	24,366	USD	28,355	858	—
Royal Bank of Canada	3/20/24	CLP	37,360,491	USD	42,592	—	(377)
Barclays Bank plc	3/20/24	HUF	260,495	USD	738	6	—
State Street Bank & Trust Co.	3/20/24	INR	1,197,732	USD	14,337	16	—
State Street Bank & Trust Co.	3/21/24	JPY	2,978,438	USD	21,325	70	—
Standard Chartered Bank	3/21/24	JPY	3,604	USD	25	—	—
State Street Bank & Trust Co.	3/20/24	MXN	84	USD	5	—	—
BNP Paribas	3/20/24	TRY	1,093	USD	35	—	—
JPMorgan Chase Bank, N.A.	3/20/24	USD	42,511	CLP	36,973,675	733	—
Citibank, N.A.	3/20/24	USD	38,934	COP	157,060,288	—	(944)
JPMorgan Chase Bank, N.A.	3/20/24	USD	17,900	CZK	400,970	8	—
State Street Bank & Trust Co.	3/20/24	USD	257,580	EUR	234,482	—	(2,116)
State Street Bank & Trust Co.	3/20/24	USD	73,805	IDR	1,139,249,594	—	(119)
HSBC Bank plc	3/20/24	USD	142,549	MXN	2,504,224	—	(3,000)

Forward Currency Contracts (continued)
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Counterparty		Receive		Deliver
Standard Chartered Bank	3/20/24	USD	51,816	ZAR	953,063	80	—
State Street Bank & Trust Co.	3/20/24	USD	2,592	ZAR	47,692	3	—
						1,774	(6,556)
CHF—Swiss franc.
CLP—Chilean peso.
COP—Colombia peso.
CZK—Czech koruna.
EUR—euro.
HUF—Hungarian forint.
IDR—Indonesian rupiah.
INR—Indian rupee.
JPY—Japanese yen.
MXN—Mexican peso.
TRY—Turkish lira.
USD—U.S. dollar.
ZAR—South African rand.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Credit Protection Sold/Moody's Rating
Petroleos Mexicanos/B1	6/21/24	BANA	19,740	1.000	(52)	(216)	164	—
Republic of Colombia/Baa2	12/21/28	GSI	968	1.000	(23)	(48)	25	—
Republic of Indonesia/Baa2	12/21/28	MSCS	6,155	1.000	85	11	74	—
Republic of Mexico/Baa2	12/21/28	JPMC	8,405	1.000	46	(94)	140	—
Republic of Philippines/Baa2	12/21/28	GSI	21,450	1.000	367	223	144	—
					423	(124)	547	—
Credit Protection Purchased
Federal Republic of Brazil	12/21/28	BANA	14,380	(1.000)	200	305	—	(105)
Federal Republic of Brazil	12/21/28	BARC	17,970	(1.000)	250	373	—	(123)
Federal Republic of Brazil	12/21/28	BNPSW	17,973	(1.000)	250	350	—	(100)
Petroleos Mexicanos	12/22/26	BARC	15,300	(1.000)	1,327	946	381	—
Republic of Chile	12/21/28	BANA	18,265	(1.000)	(420)	(219)	—	(201)
Republic of Chile	12/21/28	BARC	18,265	(1.000)	(420)	(221)	—	(199)
Republic of Chile	12/21/28	BARC	11,180	(1.000)	(257)	(229)	—	(28)
Republic of Chile	12/21/28	BARC	7,990	(1.000)	(183)	(179)	—	(4)
Republic of Colombia	12/21/28	MSCS	18,230	(1.000)	444	849	—	(405)

Over-the-Counter Credit Default Swaps (continued)
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized Depreciation ($000)
Republic of Malaysia	12/21/28	BARC	7,990	(1.000)	(216)	(203)	—	(13)
Republic of Turkey	6/21/28	BARC	22,700	(1.000)	1,434	3,894	—	(2,460)
					2,409	5,666	381	(3,638)
					2,832	5,542	928	(3,638)
1	Periodic premium received/paid quarterly.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
GSI—Goldman Sachs International.
JPMC—JPMorgan Chase Bank, N.A.
MSCS—Morgan Stanley Capital Services LLC.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
At December 31, 2023, the counterparties had deposited in segregated accounts securities with a value of $4,889,000 in connection with open forward currency contracts and open over-the-counter swap contracts.
Centrally Cleared Interest Rate Swaps
Termination Date	Future Effective Date	Notional Amount ($000)	Interest Rate Received (%)	Interest Rate (Paid) (%)	Value ($000)	Unrealized Appreciation (Depreciation) ($000)
7/24/25	7/24/24[1]	62,985,890[2]	0.000[3]	(7.270)[4]	(2,429)	(2,456)
9/8/28	N/A	253,342[5]	6.400[6]	(4.535)[7]	160	160
12/20/33	N/A	8,313,768[8]	0.000[9]	(5.190)[10]	(210)	(210)
					(2,479)	(2,506)
1	Forward interest rate swap. In a forward interest rate swap, the fund and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2	Notional amount denominated in Hungarian forint.
3	Based on Budapest Interbank Offered Rate as of the most recent reset date. Interest payment received/paid semiannually.
4	Interest payment received/paid at maturity.
5	Notional amount denominated in Polish zloty.
6	Based on Warsaw Interbank Offered Rate as of the most recent reset date. Interest payment received/paid semiannually.
7	Interest payment received/paid annually.
8	Notional amount denominated in Chile peso.
9	Based on the Sinacofi Chile Interbank Rate Average (CLICP) as of the most recent reset date. Interest payment received/paid semiannually.
10	Interest payment received/paid semiannually.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.  Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, fixed income benchmark curves, foreign exchange rates, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Options: The fund invests in options on foreign currency, which are transacted over-the-counter (OTC) and not on an exchange. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund mitigates its counterparty risk by entering into options with a diverse group of prequalified counterparties and monitoring their financial strength. The primary risk associated with purchasing options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with selling options on foreign currency is that the value of the underlying foreign currencies may move in such a way that the exercise price of the option exceeds the value of the underlying investment, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received.
Options contracts on foreign currency are valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.
The fund had no open options contracts on foreign currency at December 31, 2023.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).

E. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
F. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared credit default and interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of December 31, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	158,631	—	158,631
Corporate Bonds	—	554,681	—	554,681
Sovereign Bonds	—	2,027,331	—	2,027,331
Temporary Cash Investments	147,199	—	—	147,199
Total	147,199	2,740,643	—	2,887,842
Derivative Financial Instruments
Assets
Futures Contracts[1]	21,601	—	—	21,601
Forward Currency Contracts	—	1,774	—	1,774
Swap Contracts	160[1]	928	—	1,088
Total	21,761	2,702	—	24,463
Liabilities
Futures Contracts[1]	3,241	—	—	3,241
Forward Currency Contracts	—	6,556	—	6,556
Swap Contracts	2,666[1]	3,638	—	6,304
Total	5,907	10,194	—	16,101
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.